                      SECOND AMENDED AND RESTATED GUARANTY

     SECOND AMENDED AND RESTATED GUARANTY, dated as of December 23, 1998 (this "Guaranty"), by CHARLOTTE RUSSE HOLDING, INC., a Delaware corporation (the "Guarantor") in favor of (a) BANKBOSTON, N.A., a national banking association as agent (hereinafter, in such capacity, the "Agent") for itself and other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to a Second Amended and Restated Revolving Credit Agreement dated as of December 23, 1998 (as amended and in effect from time to time, the "Credit Agreement") among Charlotte Russe, Inc. (the "Borrower"), the Guarantor, the Banks and the Agent and (b) each of the Banks.

     WHEREAS, pursuant to that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 5, 1997 (as amended and in effect from time to time, the "First Restated Credit Agreement", which amended and restated in its entirety the Revolving Credit and Term Loan Agreement dated as of September 27, 1996), the Banks made loans or otherwise extended credit to the Borrower for the purposes described therein;

     WHEREAS, pursuant to that certain Amended and Restated Guaranty dated as of December 5, 1997 (as amended and in effect from time to time, the "First Restated Guaranty", which amended and restated in its entirety the Guaranty dated as of September 27, 1996), the Guarantor guaranteed the Borrower's obligations to the Banks under and with respect to the First Restated Credit Agreement;

     WHEREAS, the Guarantor, the Borrower, the Banks and the Agent have entered into the Credit Agreement to amend and restate in its entirety the First Restated Credit Agreement;

     WHEREAS, it is a condition precedent to the Banks making any loans or otherwise extending credit to the Borrower under the Credit Agreement that the Guarantor execute and deliver to the Agent, for the benefit of the Bank and the Agent, a guaranty substantially in the form hereof; and

     WHEREAS, the Guarantor wishes to amend and restate in its entirety the First Restated Guaranty in order to ratify, confirm and continue its guaranty of the payment and performance of all of the Obligations (as defined in the Credit Agreement) pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, the Guarantor hereby agrees with the Banks and the Agent that the First Restated Guaranty is hereby amended and restated in its entirety as follows.


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     1. DEFINITIONS. The term "Obligations" and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

     2. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Banks and the Agent the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to Section 362(a) of the Federal Bankruptcy Code and the operation of Sections 502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Agent or any Bank first attempt to collect any of the Obligations from the Borrower or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder with respect to such Obligations in default shall become immediately due and payable to the Agent, for the benefit of the Banks, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Agent on any number of occasions.

     3. GUARANTOR'S AGREEMENT TO PAY ENFORCEMENT COSTS, ETC. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Agent, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Agent in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Section 3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Credit Agreement, PROVIDED that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

     4. WAIVERS BY GUARANTOR; AGENT'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Bank with respect thereto. To the fullest extent permitted by law, the Guarantor waives promptness, diligences, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other person


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                                      -3-

primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Agent or any Bank to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation, amendments or modifications of any of the terms or provisions of the Credit Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation, (v) the adequacy of any rights which the Agent or any Bank may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Agent or any Bank might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) to the fullest extent permitted by law, any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor. To the fullest extent permitted by law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law which would otherwise prevent the Agent or any Bank from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against the Guarantor before or after the Agent's or such Bank's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Agent or any Bank.

     5. UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by reason of such Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the


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                                      -4-

Credit Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

     6. SUBROGATION; SUBORDINATION.

          6.1. WAIVER OF RIGHTS AGAINST BORROWER. Until the final payment and performance in full of all of the Obligations and any and all other obligations of the Borrower to the Agent or any Bank or any affiliate of the Agent or such Bank, the Guarantor shall not exercise any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Agent or any Bank or such affiliate in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; the Guarantor will not claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower; and the Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Agent or any Bank or any such affiliate.

          6.2. SUBORDINATION. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter owed to the Guarantor is hereby subordinated to the prior payment in full of all of the Obligations and any and all other obligations of the Borrower to the Agent or any Bank or any affiliate of the Agent or any Bank. The Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Banks and the Agent and be paid over to the Agent, for the benefit of the Banks, on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

          6.3. PROVISIONS SUPPLEMENTAL. The provisions of this Section 6 shall be supplemental to and not in derogation of any rights and remedies of the Agent or any Bank or any affiliate of the Agent or any Bank under any separate subordination agreement which the Agent or any Bank or such affiliate may at any time and from time to time enter into with the Guarantor.

     7. SECURITY; SETOFF. The Guarantor grants to the Agent, for the benefit of the Banks, as security for the full and punctual payment and


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                                      -5-

performance of all of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Banks and the Agent and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Banks and the Agent to the Guarantor or subject to withdrawal by the Guarantor. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, the Agent is hereby authorized at any time and from time to time, when an Event of Default has occurred and is continuing, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Agent shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

     8. FURTHER ASSURANCES. The Guarantor agrees to do all such things and execute all such documents as the Agent may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Banks and the Agent hereunder. The Guarantor acknowledges and confirms that the Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by the Guarantor concerning the financial condition of the Borrower and that the Guarantor will look to the Borrower and not to the Agent or any Bank in order for the Guarantor to keep adequately informed of changes in the Borrower' financial condition.

     9. REINSTATEMENT. After the termination of this Guaranty, this Guaranty shall continue to be effective or be reinstated if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of any of the Borrower, or otherwise, all as though such payment had not been made or value received.

     10. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Agent and the Banks and their successors, transferees and assigns. Without limiting the generality of the foregoing sentence and except as limited by the Credit Agreement, the Agent or any Bank may assign or otherwise transfer the Credit Agreement, the Notes, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Agent or such Bank herein.


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                                      -6-

     11. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Agent. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     12. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed by United States registered or certified first class, postage prepaid, or sent by overnight courier, or if sent by telecopy or telefax, when such telecopy or telefax is transmitted to the appropriate telecopy or telefax number and telephonic confirmation of receipt thereof is obtained, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Banks, at the address for notices to the Agent specified by reference in
Section 20 of the Credit Agreement, or at such address as either party may designate in writing to the other.

     13. GOVERNING LAW; CONSENT TO JURISDICTION. THIS GUARANTY IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified by reference in Section 12. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     14. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Guarantor hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Guarantor (i) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or such Bank has represented, expressly or otherwise, that the Agent or such Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Banks and


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                                      -7-

the Agent are parties, the Banks and the Agent is relying upon, among other things, the waivers and certifications contained in this Section 14.

     15. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

     16. TRANSITIONAL ARRANGEMENTS. This Guaranty shall supersede the First Restated Guaranty in its entirety on and as of the Closing Date. On the Closing Date, the rights and obligations of the parties under the First Restated Guaranty shall be subsumed within and governed by this Guaranty; PROVIDED, that the provisions of the First Restated Guaranty shall remain in full force and effect prior to the Closing Date.


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                                      -8-

     IN WITNESS WHEREOF, the Guarantor has caused this Second Amended and Restated Guaranty to be executed and delivered as of the date first above written.

                                   CHARLOTTE RUSSE HOLDING, INC.



                                   By: /s/ DANIEL T. CARTER
                                       -------------------------------
                                       Title: CFO


                                   Address:

                                   4645 Morena Boulevard
                                   San Diego, California  92117
                                   Telecopy:  619-587-0619